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EXHIBIT 10.1

TIMOTHY DENNEY BALDWIN
MINISTER FOR RACING, GAMING AND LICENSING

DIAMOND LEISURE PTY. LIMITED
ACN 009 624 417

MGM GRAND AUSTRALIA PTY LTD
ACN 069 214 473

CASINO OPERATOR'S AGREEMENT

MINTER ELLISON
Lawyers
Waterfront Place
1 Eagle Street
BRISBANE QLD 4000

DX 102 Brisbane
Telephone (07) 3226 6333
Facsimile (07) 3229 1066

NPW 1101575

TABLE OF CONTENTS

1.	INTERPRETATION	3
2.	TERM AND FORMER AGREEMENT	7
3.	CORPORATE STRUCTURE	7
4.	LAND AND LEASE	15
5.	CONDUCT OF THE CASINO	16
6.	CASINO LICENCE	20
7.	CANCELLATION, SUSPENSION AND VARIATION OF LICENCE AND ENFORCEMENT OF SECURITIES	22
8.	CASINO TAX	25
9.	NT KENO	32
10.	COSTS	34
11.	NOTICES	35
12.	GENERAL	36
13.	DISCLOSURE	37

CASINO OPERATOR'S AGREEMENT

AGREEMENT dated March 12th 2001

BETWEEN	TIMOTHY DENNEY BALDWIN, the Minister for Racing, Gaming and Licensing, in his capacity as minister responsible for the administration of the Gaming Control Act 1993 ("the Minister" which expression includes his predecessors and successors in office)

DIAMOND LEISURE PTY. LIMITED ACN 009 624 417 a company incorporated in the Northern Territory of Australia and having its registered office at Level 3 MGM Grand Casino, Gilruth Avenue, Darwin, NT, 0800 ("Diamond Leisure")

MGM GRAND AUSTRALIA PTY LTD ACN 069 214 473 a company incorporated in the Northern Territory of Australia and having its registered office at Level 3 MGM Grand Casino, Gilruth Avenue, Darwin, NT, 0800 ("MGM Grand Australia")

RECITALS

A.
Diamond Leisure holds a casino licence;

B.
The Minister, Diamond Leisure and MGM Grand Australia have agreed to terminate the former agreement and to enter into this agreement under subsection 17(1A) of the Control Act in substitution for the former agreement; and

C.
The Minister has agreed to amend the licence under subsection 18(1A) of the Control Act upon the terms and conditions contained in this agreement.

AGREEMENT

1.  INTERPRETATION

1.1 Definitions

  In this agreement, including the recitals, unless the context otherwise requires:

  "approved game" means a game approved by the Minister under the Control Act as a game that may be played in the casino;

  "approved gaming area" means a part or parts of the casino in which games may be played or conducted by virtue of the Director's approval under clause 5.7;

  "assets or undertaking" in relation to Diamond Leisure and MGM Grand Australia includes the benefit of, or any rights under, this agreement or the licence;

  "business day" means any of the days from Monday to Friday inclusive other than a day which is a public holiday in the Northern Territory;

  "casino" means the place or places approved by the Minister under subsection 18(3) of the Control Act from time to time at which the Operator may conduct the business of playing of casino games under the licence; the term does not include any place, other than the Land, specified in a permit granted to the Operator under the Control Act or a notice under subsection 54(2) of the Control Act;

  "casino games" means approved games and permitted games;

  "casino licence" has the same meaning as in the Control Act;

  "casino tax" means tax payable under subsection 25(1) of the Control Act and clauses 8 and 9;

  "chief operating officer" means a natural person for the time being approved as chief operating officer pursuant to clause 5.4;

  "casino profitability" means actual operational profits of the Operator's casino business operations, other than NT keno, permitted under this agreement, the licence and any permit, licence, notice or approval given from time to time under the Control Act, being earnings before interest, taxation, depreciation and amortisation calculated according to Australian Accounting Standards, and includes the capacity of the Operator to generate such profits; for the avoidance of doubt, neither:

  (a)
  the profits of any business conducted on or from the Land, or on or from any other place approved from time to time under subsection 18(3) of the Control Act, other than the conduct of casino games; nor

  (b)
  the profits derived from any internet gaming operations which may be conducted by the Operator under a separate internet gaming licence;

  will be taken into account in determining casino profitability.

  "competition law" means the Competition Principles Agreement and any other agreement concerning Australian National Competition Policy to which the Territory is a party from time to time, and any legislation, determination, ruling, policy or practice introduced or implemented in accordance with, or in order to comply with the Territory's obligations under, such agreements;

  "Control Act" means the Gaming Control Act;

  "Diamond Darwin" means Diamond Darwin Pty. Limited ACN 009 641 089;

  "Director" means the Director within the meaning of the Control Act, and whether appointed and acting before or after the effective date;

  "director of security and surveillance" means a natural person for the time being approved as director of security and surveillance pursuant to clause 5.4;

  "effective date" means first day of the month following the date on which this agreement is signed;

  "event of default" means any breach of a term or condition of this agreement, the Control Act or any term or condition of the licence, or any failure by the Operator to comply with any of its obligations under this agreement, the Control Act or the licence;

  "former agreement" means the agreement between Barry Francis Coulter in his capacity as Minister responsible for the Control Act, Diamond Leisure and MGM Grand Australia dated 7 September 1995 as amended by a Variation Agreement made between Darryl Manzie in his capacity as Minister responsible for the administration of the Control Act, Diamond Leisure and MGM Grand Australia dated 30 November 1998, and by a further Variation Agreement made between Timothy Denney Baldwin in his capacity as Minister responsible for the administration of the Control Act, Diamond Leisure and MGM Grand Australia dated 29 November 1999;

  "gaming" means the organisation, playing or conduct or operation of any casino games;

  "gross profit" means:

  (a)
  in relation to table games, the total amount received or receivable in respect of gaming on table games in the casino in any given period, less the amount paid out as winnings in respect of that gaming during that period, plus net chip movement for that gaming during that period;

  (b)
  in relation to poker machines, the total amount received or receivable in respect of poker machine gaming in the casino in any given period, less the amount paid out as winnings in respect of poker machine gaming during that period;

  (c)
  in relation to in-house keno, the total amount received or receivable in respect of keno gaming with patrons present at the casino or at Lasseter's casino in any given period, less the amount paid out as winnings in respect of that gaming during that period; and

  (d)
  in relation to NT keno, the total amount received or receivable in respect of NT keno gaming in any given period, less the amount paid out as winnings in respect of NT keno during that period, but excluding amounts received or receivable, and winnings in respect of, in-house keno and referred to in paragraph (c) of this definition;

  and in each case the total amount received or receivable is inclusive of GST;

  "GST" has the meaning given in clause 8.10;

  "GST Act" means the Act defined in clause 8.10;

  "in-house keno" means the casino game known as "keno" approved under subsection 26(1) of the Control Act and played, with patrons present at the casino or at Lasseter's casino, in accordance with rules, procedures and equipment approved under subsection 26(2) of the Control Act;

  "key licence holder" means a person to whom the Director has granted a key licence pursuant to the Gaming Control (Licensing) Regulations;

  "Land" means all that piece or parcel of land known as Lot 5244 Town of Darwin in the Northern Territory of Australia being the whole of the land contained in Certificate of Title Volume 122 Folio 48;

  "licence" means the Operator's casino licence as amended under sub section 18(1A) of the Control Act as contemplated by clause 6;

  "licence term" means the terms specified in clause 2.2;

  "manager" means a natural person for the time being appointed as manager of gaming under clause 5.4;

  "MGM MIRAGE" means MGM MIRAGE, a corporation duly incorporated in the State of Delaware in the United States of America, the principal executive office of which is situate at 3600 Las Vegas Boulevard South, Las Vegas, Nevada, USA;

  "MGM Grand Diamond" means MGM Grand Diamond, Inc. a corporation duly incorporated in the state of Nevada in the United States of America, the principal executive office of which is situate at 3600 Las Vegas Boulevard South, Las Vegas, Nevada, USA;

  "national arrangement" means any agreement or understanding reached between the Territory and the government or a regulatory body of the Commonwealth, or between the Territory and the governments or any regulatory bodies of a majority of the other States and Territory of Australia or a law convention or policy passed or adopted by the Territory and the government or any regulatory body of the Commonwealth, or by the Territory and the governments or any regulatory bodies of a majority of the other States and Territory of Australia;

  "net chip movement" means the difference between the value in dollars of the casino chip suspense at the beginning of any given period and the value in dollars of the casino chip suspense at the end of that period;

  "Northern Division" means Darwin and other land in the Northern Territory of Australia which is north of the parallel of latitude which is 18 degrees south of the equator and any part of that land;

  "NT keno" means the casino game known as "keno" approved under subsection 26(1) of the Control Act and established and operated by the Operator under arrangements which, subject to section 54 of the Control Act, enable patrons at venues other than the Land to participate, and in accordance with rules, procedures and equipment approved under subsection 26(2) of the Control Act;

  "the Operator" means Diamond Leisure, but shall, if the licence is assigned to MGM Grand Australia under section 22 of the Control Act, be read as a reference to MGM Grand Australia;

  "permitted game" means a game in respect of which consent has been given by the Director under clause 5.13 or a game deemed to be a permitted game by virtue of clause 1.2(b);

  "poker machine gaming" means the casino game of poker machine gaming approved under subsection 26(1) of the Control Act and played in accordance with rules, procedures and equipment approved under subsection 26(2) of the Control Act;

  "relevant companies" means Diamond Leisure, Diamond Darwin, the Trustee, MGM Grand Australia, MGM Grand Diamond and MGM MIRAGE;

  "table games" means all casino games other than keno, NT keno and poker machine gaming;

  "Territory" means the Northern Territory of Australia;

  "Tracinda" means Tracinda Corporation, a corporation duly incorporated in the state of Delaware in the United States of America, of Suite 250, 150 South Rodeo Drive, Beverley Hills, California, USA;

  "the Trust" means the Territory Property Trust constituted under a deed of trust dated 28 September 1984 entered into by the Trustee and Abington Pty Ltd (later known as Investnorth Management Pty Ltd) ACN 009 626 253;

  "the Trustee" means Fernbank Pty Ltd ACN 009 622 262;

  "year" means a consecutive period of 12 calendar months commencing on January 1 in any calendar year.

1.2 Approved games and permitted games

  (a)
  For the avoidance of doubt, if at any time during the term of this agreement a game which has been dealt with by the parties on the understanding that it was an unlawful game is found to be a lawful game, that game is not included in any reference in this agreement to an approved game or approved games.

  (b)
  A game referred to in paragraph (a) which is found to be a lawful game shall be deemed to be a permitted game, and any rules, procedures and equipment purportedly approved by the Director pursuant to section 26 of the Control Act shall be deemed to be rules, procedures and equipment approved pursuant to clause 5.13.

1.3 General

  In this agreement, including the recitals, unless the context otherwise requires:

  (a)
  a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any statutory instrument issued under, that legislation or legislative provision;

  (b)
  a word denoting the singular number includes the plural number and vice versa;

  (c)
  a word denoting an individual or person includes a corporation, firm, authority, government or governmental authority and vice versa;

  (d)
  a word denoting a gender includes all genders;

  (e)
  a reference to a recital, clause, schedule or annexure is to a recital, clause, schedule or annexure of or to this agreement;

  (f)
  a reference to any agreement or document is to that agreement or document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

  (g)
  a reference to any party to this agreement, or any other document or arrangement, includes that party's executors, administrators, substitutes, successors and permitted assigns; and

  (h)
  a reference to "dollars" or "$" is to an amount in Australian currency.

1.4 Headings and parts of speech

  In this agreement, including the recitals:

  (a)
  headings are for convenience of reference only and do not affect interpretation; and

  (b)
  where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

2.  TERM AND FORMER AGREEMENT

2.1 Termination of former agreement

  With effect on and from the effective date, the former agreement is terminated by mutual consent but:

  (a)
  without affecting any obligation of the Operator to pay casino tax in respect of any period before the effective date; and

  (b)
  subject to the provisions of clause 8.9.

2.2 Term

  This agreement shall commence on the effective date and shall expire on 30 June 2015 unless the licence is sooner surrendered or cancelled, in which case this agreement shall expire on the date of surrender or cancellation.

3.  CORPORATE STRUCTURE

3.1 Diamond Leisure

  It is a condition of this agreement and the licence that:

  (a)
  on the effective date the directors of Diamond Leisure shall be:

    James Joseph Murren
    Daniel M. Wade
    David Steinhardt

  (b)
  on the effective date the secretaries of Diamond Leisure shall be David Steinhardt and Scott Langsner;

  (c)
  on the effective date 100% of the issued share capital of Diamond Leisure shall be held both legally and beneficially by Diamond Darwin;

  (d)
  subject to paragraph (h), after the effective date no director or secretary of Diamond Leisure shall be appointed without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (e)
  subject to paragraph (h), after the effective date no person other than MGM Grand Australia shall become entitled either legally or beneficially to any share in the capital of Diamond Leisure without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (f)
  subject to paragraph (h), after the effective date Diamond Leisure shall not mortgage, charge or otherwise encumber any of the assets or undertaking of Diamond Leisure (except where such mortgage, charge or encumbrance is given in favour of BA Australia Limited ACN 004 617 341 or the Australia and New Zealand Banking Group Limited, or where in mortgaging, charging or otherwise encumbering such asset or undertaking no right is granted or purportedly granted to the mortgagee, chargee or encumbrancee or any other person to take effective control of Diamond Leisure) without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (g)
  after the effective date the Operator shall notify the Minister of any change to the constitution of Diamond Leisure within 14 days of such change;

  (h)
  upon:

  (i)
  a director or secretary of Diamond Leisure being appointed;

  (ii)
  a person other than MGM Grand Australia becoming entitled either legally or beneficially to any share in the capital of Diamond Leisure; or

  (iii)
  Diamond Leisure mortgaging, charging or otherwise encumbering any of the assets or undertakings of Diamond Leisure contrary to paragraph (f);

    there shall be a period of 14 days during which the Operator shall make application to the Minister for his consent for the purposes of paragraph (d), (e) or (f) as the case may be. During that period of 14 days the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of the lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be. Should application for consent be made within the 14 day period specified the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be until the Minister has notified the Operator of his decision to withhold consent and the Operator has not, within 10 days after such notification, notified the Minster that the action to which the Minister has withheld consent has been reversed or rescinded;

  (i)
  after the effective date the Operator shall, when requested by the Minister, procure and make available to the Minister all information in respect of the Operator's Diamond Leisure's shareholders, directors or corporate structure and all minutes of meetings of shareholders and directors and other records of or in relation to the Operator Diamond Leisure so far as they are relevant to the provisions of this subclause;

  (j)
  the Operator shall notify the Minister within 14 days of the acquisition by MGM Grand Australia of any share in the capital of Diamond Leisure.

3.2 The Trustee

  It is a condition of this agreement and the licence that:

  (a)
  on the effective date the directors of the Trustee shall be:

    James Joseph Murren
    Daniel M. Wade
    David Steinhardt

  (b)
  on the effective date the secretaries of the Trustee shall be David Steinhardt and Scott Langsner;

  (c)
  on the effective date 100% of the issued share capital of the Trustee shall be held both legally and beneficially by Diamond Darwin;

  (d)
  subject to paragraph (h), after the effective date no director or secretary of the Trustee shall be appointed without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (e)
  subject to paragraph (h), after the effective date no person other than MGM Grand Australia shall become entitled either legally or beneficially to any share in the capital of the Trustee without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (f)
  subject to paragraph (h), after the effective date the Trustee shall not mortgage, charge or otherwise encumber any of the assets or undertaking of the Trustee (except where such mortgage, charge or encumbrance is given in favour of BA Australia Limited ACN 004 617 341 or the Australia and New Zealand Banking Group Limited, or where in mortgaging, charging or otherwise encumbering such asset or undertaking no right is granted or purportedly granted to the mortgagee, chargee or encumbrancee or any other person to take effective control of the Trustee) without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (g)
  after the effective date the Operator shall notify the Minister of any change to the memorandum or articles of association of the Trustee within 14 days of such change;

  (h)
  upon:

  (i)
  a director or secretary of the Trustee being appointed;

  (ii)
  a person other than MGM Grand Australia becoming entitled either legally or beneficially to any share in the capital of the Trustee; or

  (iii)
  the Trustee mortgaging, charging or otherwise encumbering any of the assets or undertakings of the Trustee contrary to paragraph (f);

    there shall be a period of 14 days during which the Operator shall make application to the Minister for his consent for the purposes of paragraph (d), (e) or (f) as the case may be. During that period of 14 days the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of the lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be. Should application for consent be made within the 14 day period specified the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be until the Minister has notified the Operator of his decision to withhold consent and the Operator has not, within 10 days after such notification, notified the Minster that the action to which the Minister has withheld consent has been reversed or rescinded;

  (i)
  after the effective date the Operator shall, when requested by the Minister, procure and make available to the Minister all information in respect of the Trustee's shareholders, directors or corporate structure and all minutes of meetings of shareholders and directors and other records of or in relation to the Trustee so far as they are relevant to the provisions of this subclause;

  (j)
  the Operator shall notify the Minister within 14 days of the acquisition by MGM Grand Australia of any share in the capital of the Trustee.

3.3 Diamond Darwin

  It is condition of this agreement and the licence that:

  (a)
  on the effective date the directors of Diamond Darwin shall be:

    Daniel M. Wade
    David Steinhardt
    James Joseph Murren;

  (b)
  on the effective date the secretaries of Diamond Darwin shall be David Steinhardt and Scott Langsner;

  (c)
  on the effective date 100% of the issued share capital of Diamond Darwin shall be held both legally and beneficially by MGM Grand Australia;

  (d)
  subject to paragraph (h), after the effective date no director or secretary of Diamond Darwin shall be appointed without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (e)
  subject to paragraph (h), after the effective date no person other than MGM Grand Australia shall become entitled either legally or beneficially to any share in the capital of Diamond Darwin without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (f)
  subject to paragraph (h), after the effective date Diamond Darwin shall not mortgage, charge or otherwise encumber any of the assets or undertaking of Diamond Darwin (except where such mortgage, charge or encumbrance is given in favour of BA Australia Limited ACN 004 617 341 or the Australia and New Zealand Banking Group Limited, or where in mortgaging, charging or otherwise encumbering such asset or undertaking no right is granted or purportedly granted to the mortgagee, chargee or encumbrancee or any other person to take effective control of Diamond Darwin) without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (g)
  after the effective date the Operator shall notify the Minister of any change to the constitution of Diamond Darwin within 14 days of such change;

  (h)
  upon:

  (i)
  a director or secretary of Diamond Darwin being appointed;

  (ii)
  a person other than MGM Grand Australia becoming entitled either legally or beneficially to any share in the capital of Diamond Darwin; or

  (iii)
  Diamond Darwin mortgaging, charging or otherwise encumbering any of the assets or undertakings of Diamond Darwin contrary to paragraph (f);

    there shall be a period of 14 days during which the Operator shall make application to the Minister for his consent for the purposes of paragraph (d), (e) or (f) as the case may be. During that period of 14 days the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of the lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be. Should application for consent be made within the 14 day period specified the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be until the Minister has notified the Operator of his decision to withhold consent and the Operator has not, within 10 days after such notification, notified the Minster that the action to which the Minister has withheld consent has been reversed or rescinded;

  (i)
  after the effective date the Operator shall, when requested by the Minister, procure and make available to the Minister all information in respect of Diamond Darwin's shareholders, directors or corporate structure and all minutes of meetings of shareholders and directors and other records of or in relation to Diamond Darwin so far as they are relevant to the provisions of this subclause;

  (j)
  the Operator shall notify the Minister within 14 days of the acquisition by MGM Grand Australia of any share in the capital of Diamond Darwin.

3.4 MGM Grand Australia

  It is condition of this agreement and the licence that:

  (a)
  on the effective date the directors of MGM Grand Australia shall be:

    James Joseph Murren
    Daniel M. Wade
    Neville John Walker

  (b)
  on the effective date the secretaries of MGM Grand Australia shall be David Steinhardt and Scott Langsner;

  (c)
  on the effective date 100% of the issued share capital of MGM Grand Australia shall be held beneficially by MGM Grand Diamond, all but one share of the issued share capital shall be held legally by MGM Grand Diamond, and one share of the issued share capital shall be held legally by MGM MIRAGE as nominee for MGM Grand Diamond;

  (d)
  subject to paragraph (h), after the effective date no director or secretary of MGM Grand Australia shall be appointed without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (e)
  subject to paragraph (h), after the effective date no person other than MGM Grand Diamond shall become entitled either legally or beneficially to any share in the capital of MGM Grand Australia without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (f)
  subject to paragraph (h), after the effective date MGM Grand Australia shall not mortgage, charge or otherwise encumber any of the assets or undertaking of MGM Grand Australia (except where such mortgage, charge or encumbrance is given in favour of BA Australia Limited ACN 004 617 341 or the Australia and New Zealand Banking Group Limited, or where in mortgaging, charging or otherwise encumbering such asset or undertaking no right is granted or purportedly granted to the mortgagee, chargee or encumbrancee or any other person to take effective control of MGM Grand Australia) without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (g)
  after the effective date the Operator shall notify the Minister of any change to the constitution of MGM Grand Australia within 14 days of such change;

  (h)
  upon:

  (i)
  a director or secretary of MGM Grand Australia being appointed;

  (ii)
  a person other than MGM Grand Diamond becoming entitled either legally or beneficially to any share in the capital of MGM Grand Australia; or

  (iii)
  MGM Grand Australia mortgaging, charging or otherwise encumbering any of the assets or undertakings of MGM Grand Australia contrary to paragraph (f);

    there shall be a period of 14 days during which the Operator shall make application to the Minister for his consent for the purposes of paragraph (d), (e) or (f) as the case may be. During that period of 14 days the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of the lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be. Should application for consent be made within the 14 day period specified the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be until the Minister has notified the Operator of his decision to withhold consent and the Operator has not, within 10 days after such notification, notified the Minster that the action to which the Minister has withheld consent has been reversed or rescinded;

  (i)
  after the effective date the Operator shall, when requested by the Minister, procure and make available to the Minister all information in respect of MGM Grand Australia's shareholders, directors or corporate structure and all minutes of meetings of shareholders and directors and other records of or in relation to MGM Grand Australia so far as they are relevant to the provisions of this subclause;

  (j)
  the Operator shall notify the Minister within 14 days of the acquisition by MGM Grand Diamond of any share in the capital of MGM Grand Australia.

3.5 MGM Grand Diamond

  It is condition of this agreement and the licence that:

  (a)
  on the effective date the directors of MGM Grand Diamond shall be:

    James Joseph Murren
    John Redmond
    Daniel M. Wade

  (b)
  on the effective date the secretary of MGM Grand Diamond shall be Scott Langsner;

  (c)
  on the effective date 100% of the issued share capital of MGM Grand Diamond shall be held both legally and beneficially by MGM MIRAGE;

  (d)
  subject to paragraph (h), after the effective date no director or secretary of MGM Grand Diamond shall be appointed without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (e)
  subject to paragraph (h), after the effective date no person other than MGM MIRAGE shall become entitled either legally or beneficially to any share in the capital of MGM Grand Diamond without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (f)
  subject to paragraph (h), after the effective date MGM Grand Diamond shall not mortgage, charge or otherwise encumber any of the assets or undertaking of MGM Grand Diamond (except where such mortgage, charge or encumbrance is given in favour BA Australia Limited ACN 004 617 341 or the Australia and New Zealand Banking Group Limited, or where in mortgaging, charging or otherwise encumbering such asset or undertaking no right is granted or purportedly granted to the mortgagee, chargee or encumbrancee or any other person to take effective control of MGM Grand Diamond) without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (g)
  after the effective date the Operator shall notify the Minister of any change to the constitution of MGM Grand Diamond within 14 days of such change;

  (h)
  upon:

  (i)
  a director or secretary of MGM Grand Diamond being appointed;

  (ii)
  a person other than MGM MIRAGE becoming entitled either legally or beneficially to any share in the capital of MGM Grand Diamond; or

  (iii)
  MGM Grand Diamond mortgaging, charging or otherwise encumbering any of the assets or undertakings of MGM Grand Diamond contrary to paragraph (f);

    there shall be a period of 14 days during which the Operator shall make application to the Minister for his consent for the purposes of paragraph (d), (e) or (f) as the case may be.

    During that period of 14 days the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of the lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be. Should application for consent be made within the 14 day period specified the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of lack of the Minister's consent for the purposes of paragraph (d), (e) or (f) as the case may be until the Minister has notified the Operator of his decision to withhold consent and the Operator has not, within 10 days after such notification, notified the Minster that the action to which the Minister has withheld consent has been reversed or rescinded;

  (i)
  after the effective date the Operator shall, when requested by the Minister, procure and make available to the Minister all information in respect of MGM Grand Diamond's shareholders, directors or corporate structure and all minutes of meetings of shareholders and directors and other records of or in relation to MGM Grand Diamond so far as they are relevant to the provisions of this subclause;

  (j)
  the Operator shall notify the Minister within 14 days of the acquisition by MGM MIRAGE of any share in the capital of MGM Grand Diamond.

3.6 MGM MIRAGE

  It is condition of this agreement and the licence that:

  (a)
  on the effective date the directors of MGM MIRAGE shall be:

    J. Terrence Lanni
    Fred Benninger
    James D. Aljian
    Terry N. Christensen
    Glenn C. Cramer
    Willie D. Davis
    Alexander M. Haig, Jr.
    Kirk Kerkorian
    Walter M. Sharp
    Alejandro Yemenidijian
    Robert H. Baldwin
    Gary N. Jacobs
    George J. Mason
    James Joseph Murren
    Ronald M. Popeil
    John Redmond
    Daniel M. Wade
    Daniel B. Wayson
    Melvin B. Wolzinger
    Jerome B. York

  (b)
  on the effective date the secretary of MGM MIRAGE shall be Scott Langsner;

  (c)
  on the effective date MGM MIRAGE shall be a publicly traded company subject to the securities and exchange laws in force in the United States of America, in particular but without limiting the generality of the foregoing, The Securities Act of 1933 and The Securities Exchange Act of 1934; and

  (d)
  on the effective date Tracinda shall be the registered owner of a controlling interest in the capital of MGM MIRAGE;

  (e)
  subject to paragraph (g), after the effective date no director or secretary of MGM MIRAGE shall be appointed without the consent in writing of the Minister (which consent may be granted or withheld by the Minister in his absolute discretion);

  (f)
  after the effective date MGM MIRAGE shall notify the Minister of the issue of any share in its capital within 14 days of such issue;

  (g)
  upon a director or secretary of MGM MIRAGE being appointed there shall be a period of 14 days during which the Operator shall make application to the Minister for his consent for the purposes of paragraph (e). During that period of 14 days the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of the lack of the Minister's consent for the purposes of paragraph (e). Should application for consent be made within the 14 day period specified the Operator shall not be in breach of this agreement nor shall there be an event of default by reason of lack of the Minister's consent for the purposes of paragraph (e) until the Minister has notified the Operator of his decision to withhold consent and the Operator has not, within 10 days after such notification, notified the Minster that the action to which the Minister has withheld consent has been reversed or rescinded;

  (h)
  within 14 days of:

  (i)
  MGM MIRAGE becoming obliged to file with the Nevada Gaming Control Board or any other regulatory authority notification of a person becoming legally or beneficially entitled to, or otherwise gain effective control of, 10% or more of the issued share capital of MGM MIRAGE; or

  (ii)
  MGM MIRAGE becoming aware that a person is legally or beneficially entitled to, or otherwise has effective control of, 10% or more of the issued share capital of MGM MIRAGE;

    the Operator shall notify the Minister of such occurrence;

  (i)
  where the Minister:

  (i)
  receives notification under paragraph (f) or otherwise becomes aware that a person has become entitled to a legal or beneficial interest, or has otherwise gained effective control of 10% or more of the issued capital of MGM MIRAGE, the Minister may carry out, or cause to be carried out, such investigations and inquiries as the Minister considers necessary to determine whether the person or an associate of the person is a suitable person to hold or effectively control such interest;

  (ii)
  in his absolute discretion determines that the person is not a suitable person to hold or effectively control such an interest the Minister shall notify the Operator of his determination, and without limiting the meaning of the term "event of default" under this agreement, if the person the subject of the Minister's determination remains entitled legally or beneficially to, or otherwise has effective control of, 10% or more of the issued share capital of MGM MIRAGE 30 days after notification to the Operator of the Minister's determination, there shall be for the purposes of clause 7 an event of default;

  (j)
  after the effective date the Operator shall, when requested by the Minister, procure and make available to the Minister all information in respect of the MGM MIRAGE's shareholders, directors or corporate structure and all minutes of meeting of shareholders and directors and other records of MGM MIRAGE so far as they are relevant to the provisions of this subclause;

  (k)
  during the term of this agreement the operator shall file with the Director copies of all documents filed or required to be filed by MGM MIRAGE or any of its subsidiaries with the Nevada Gaming Control Board or any other body with responsibility for regulation or supervision of gambling activities in Nevada USA, if the documents relate in any way whatsoever to the casino, the Operator's conduct of the casino, or the Land, and in any other case will file with the Director copies of such documents as the Director requests.

3.7 The Trust

  It is a condition of this agreement and the licence that:

  (a)
  on the effective date the number of units in the Trust on issue shall be 29,000,010;

  (b)
  on the effective date:

    Diamond Darwin shall hold and beneficially own 24,000,010 units in the Trust; and

    MGM Grand Australia shall hold and beneficially own 5,000,000 units in the Trust;

  (c)
  subject to paragraph (d), after the effective date no unit in the Trust shall be transferred or otherwise dealt with, and no person shall become entitled either legally or beneficially to any unit in the Trust without the consent in writing of the Minister;

  (d)
  the consent of the Minister shall not be required for the transfer of any units in the Trust to a relevant company provided that the Operator shall notify the Minister within 14 days of any such transfer.

4.  LAND AND LEASE

4.1 The Land

  It is a condition of this agreement and the licence that:

  (a)
  at the effective date the Trustee shall be registered as the proprietor of an estate in fee simple in the Land;

  (b)
  subject to paragraphs (c) and (d), after the effective date the Trustee shall not transfer, assign, mortgage, encumber, lease, licence or otherwise deal with the Land without the consent in writing of the Minister;

  (c)
  the consent of the Minister is not required for any transfer or lease of the Land to a relevant company provided that the Operator shall notify the Minister within 14 days of such transfer or lease;

  (d)
  the consent of the Minister is not required for any mortgage or encumbrance of the Land in favour of BA Australia Limited ACN 004 617 341 or the Australia and New Zealand Banking Group Limited.

4.2 The Lease

  It is a condition of this agreement and the licence that:

  (a)
  at the effective date the Operator shall be registered or entitled to be registered as the lessee of the Land from the Trustee under a registrable lease approved in writing by the Minister;

  (b)
  subject to paragraphs (c) and (d), after the effective date the Operator shall not transfer, assign, surrender, mortgage, encumber, sublease, licence or otherwise deal with its interest in the Land without the consent in writing of the Minister;

  (c)
  the consent of the Minister is not required for any surrender, transfer, assignment, sublease or licence of the interest of the Operator in the Land to a relevant company provided that the Operator shall notify the Minister within 14 days of such surrender, transfer, assignment, sublease or licence;

  (d)
  the consent of the Minister is not required for any mortgage or encumbrance of the interest of the Operator in the Land in favour BA Australia Limited ACN 004 617 341 or the Australia and New Zealand Banking Group Limited.

4.3 Other interests

  It is a condition of this agreement and the licence that no person shall become entitled either legally or beneficially to any interest in the Land except as expressly permitted pursuant to this clause or clause 3.7, or as consented to by the Minister pursuant to this clause or clause 3.7.

4.4 Other places for the conduct of the Casino business

  The parties acknowledge that the Operator may after the effective date apply to the Minister to have approval given under subsection 18(3) of the Control Act for an additional place in Darwin to be approved as a place at which the Operator may conduct the casino business. The terms of any agreement covering the playing of games or the operation of machines for the purpose of gaming at that or any other location, other than the Land, shall not be inconsistent with this agreement and shall contain parallel tax rates and licence term, but the issues of whether, and in what manner if at all, the gross profits from gaming at any approved additional locations are to be taken into consideration for the purposes of clause 8.4 of this agreement are to be determined by agreement between the Minister and the Operator at the time of any approval of additional locations. Nothing in this clause fetters the discretion of the Minister under subsection 18(3) of the Control Act.

5.  CONDUCT OF THE CASINO

5.1 Fundamental objectives

  The Operator and the Minister acknowledge that it is their fundamental, joint, agreed objective that the Operator is to conduct its casino business at a world class standard of excellence and integrity, and to provide at the casino a full and comprehensive range of casino games throughout the licence term, to the intent that—

  (a)
  the residents of the Northern Division and its visitors have available to them such range and variety of casino games and facilities as will maintain Australian best practice in casino operations; and

  (b)
  the Operator adequately advertises and promotes the casino business within Australia and overseas.

5.2 Further explanation of fundamental objectives

  Without limiting the operation of clause 5.1, the Operator must throughout the licence term ensure that—

  (a)
  it conducts business at the casino in a high class reputable manner;

  (b)
  its range of casino games on offer at the effective date is constantly reviewed and benchmarked against other major casinos in Australia and overseas, so that the range, including the overall range of table games taken as a whole, is not diminished but continues to develop and expand to meet customer expectations;

  (c)
  it makes or causes to be made such capital improvements to the casino from time to time as it believes, using commercially reasonable business judgments, will enhance its attractiveness;

  (d)
  it keeps the casino (both interior and exterior) and all its fixtures and plant, equipment and chattels in substantial repair and good condition and well and sufficiently repairs, replaces and cleans them, or causes those things to be done; and

  (e)
  in all material respects it complies with, and ensures that all other persons involved in the operation of the casino comply with:

  (i)
  all the terms and conditions of this agreement;

  (ii)
  the Control Act;

  (iii)
  all rules procedures, directions and guidelines approved or given under the Control Act;

  (iv)
  the terms and conditions, if any, attached to any approval or permit given or issued under the Control Act; and

  (v)
  all of the laws of the Territory including, without limitation, the Liquor Act.

5.3 Information for the Minister

  The Operator must provide to the Minister from time to time as he may require, information about budgets and expenditure on capital improvements and marketing and promotion, and its planning for these items, to satisfy the Minister of the Operator's commitment to the objectives in clauses 5.1 and 5.2.

5.4 Responsible personnel

  (a)
  (i)  The Operator shall during the term of this agreement nominate to the Minister for approval by the Minister in his absolute discretion a chief operating officer (who need not be resident in Darwin), of the casino. The Minister's approval may be subject to conditions, and the approval and conditions may be varied or revoked or replaced at any time.

  (ii)
  The Operator shall ensure that no person shall act as chief operating officer except with the approval of the Minister granted pursuant to this subclause, and except in accordance with any terms and conditions of such approval.

  (b)
  (i)  The Operator shall during the term of this agreement nominate to the Minister for approval by the Minister in his absolute discretion a director of security and surveillance (who need not be a resident of Darwin). The Minister's approval may be subject to conditions, and the approval and conditions may be varied or revoked or replaced at any time.

  (ii)
  The Operator shall ensure that no person shall act as director of security and surveillance except with the approval of the Minister granted pursuant to this subclause, and except in accordance with any terms and conditions of such approval.

  (c)
  (i)  The Operator shall during the term of this agreement appoint a manager (who shall be resident in Darwin) of the casino. Any manager so appointed shall first be approved by the Minister in his absolute discretion, and the Minister's approval may be subject to conditions and the approval and conditions may be varied or revoked or replaced at any time. Any approval granted by the Minister in respect of the current manager of the casino shall continue in force, notwithstanding the amendment of the licence as contemplated by this agreement.

  (ii)
  The manager shall be personally responsible in all respects for the conduct of all of the Operator's operations and business within the casino.

  (iii)
  The Operator shall ensure that no person shall act as manager except with the approval of the Minister granted pursuant to this subclause, and except in accordance with any terms and conditions of such approval.

    (iv)
    Without limiting the responsibility of the manager pursuant to subparagraph (ii):

      •
      in relation to all matters other than security and surveillance, the manager may be subject to the directions of the chief operating officer and such other persons as may be approved by the Minister in his absolute discretion, which approval may be subject to conditions, and which approval and conditions may be varied or replaced at any time; and

      •
      in relation to security and surveillance the manager may be subject to the directions of the director of security and surveillance and such other persons as may be approved by the Minister in his absolute discretion, which approval may be subject to conditions, and which approval and conditions may be varied or replaced at any time;

      PROVIDED that no person shall be approved as a person who may give directions to the manager both in relation to security and surveillance and matters other than security and surveillance.

    (v)
    No person shall give any directions to the manager in respect of the conduct of the Operator's operations and business within the casino other than a person approved pursuant to this subclause as chief operating officer or director of security and surveillance or otherwise to give directions to the manager as allowed by subparagraph (iv).

  (d)
  The Operator shall ensure that at all times during the term of this agreement it employs at the casino personnel who are approved under paragraphs (a), (b) and (c) in the positions described in those paragraphs.

  (e)
  The Operator shall ensure that at all times whilst any activity in any way related to gaming is being carried out at the casino there shall be at least one key licence holder present at the casino and on duty.

  (f)
  If the Operator provisionally appoints and employs casino personnel subject to approval under paragraphs (a), (b) or (c) and it has duly submitted details about such personnel for the Minister's approval, the Operator shall not be in breach of this agreement for the period during which the Minister is considering whether to approve or disapprove of such appointment.

5.5 Other Persons to be approved

  The Operator shall ensure that no person other than a director of the Operator or a person approved by the Director in the Director's absolute discretion (which approval may be subject to conditions, and to variation or revocation at any time), shall provide advice to the manager in respect of the operations or business of the Operator within the casino. Where approval is granted subject to conditions the Operator shall ensure that the person approved does not act except in accordance with such conditions.

5.6 Gaming Control (Licensing) Regulations

  For the removal of doubt, nothing in clauses 5.4 and 5.5 relieves a person from the requirements of the Gaming Control (Licensing) Regulations.

5.7 Approved Gaming Areas

  The Operator shall not organise, play or conduct, nor allow to be organised, played or conducted, any approved game except within those parts of the casino approved in writing for that purpose from time to time by the Director. The Operator shall not organise, play or conduct any permitted game except within those parts of the casino approved in writing for that purpose from time to time by the Director.

5.8 Conditions and Directions

  The Operator shall at all times during the licence term comply with the Director's conditions and directions in relation to, but not limited to, the following matters:

  (a)
  rules, procedures and equipment for the operation and playing of approved games;

  (b)
  rules, procedures and equipment for the operation and playing of permitted games;

  (c)
  those areas of the casino within which games may be organised, played or conducted;

  (d)
  the times during which and the manner in which the Operator's operations and business within the casino shall be conducted;

  (e)
  the manner in which accounts of the Operator's operations and business within the casino shall be kept;

  (f)
  the manner and the extent of the supervision and control of the Operator's operations and business and the installation of equipment as specified by the Director from time to time for that purpose;

  (g)
  production from time to time of such information in relation to the conduct of the Operator's operations and business within the casino as the Director may think fit;

  (h)
  the minimum standard approved by the Director for security and surveillance systems in the casino; and

  (i)
  the manner and extent of monitoring poker machine gaming and the installation, connection with and use of equipment, including equipment outside the casino, as specified by the Director from time to time for that purpose or, if the Director has not so specified, as approved by the Director on application by the Operator.

5.9 Approvals to remain in force

  All approvals granted in respect of any of the matters specified in clause 5.8, and all other approvals, consents, rules and directions issued or given in respect of the casino, and the terms and conditions, if any, on which they were issued or given, during the currency of the former agreement shall continue in full force and effect until varied or replaced pursuant to the Control Act or clause 5.8, and the Operator shall at all times comply with them.

5.10 New approved games

  If at any time the Operator desires to extend its operations in the casino to the organisation or playing of any game not previously approved by the Minister under section 26 of the Control Act, but capable of being so approved, it will submit an application to the Minister requesting approval together with proposed rules, procedures and equipment for the operation and playing of such game. If the game becomes an approved game, the Operator must not organise or play the game unless and until, the Director has approved rules, procedures and equipment for the game.

5.11 Conduct of games

  During the licence term the Operator shall not organise, play or conduct at the casino any game other than an approved game or a permitted game and shall not organise, play or conduct a game at the casino otherwise than in accordance with rules and procedures, and with equipment, approved by the Director.

5.12 Application for consent to conduct of game

  If the Operator wishes to organise, play or conduct a game within the casino which is not an approved game or a game capable of becoming an approved game, it shall submit to the Director an application for consent to the organisation, playing and conduct of the game together with proposed rules, procedures and equipment for the operation and playing of the game.

5.13 Consent of Director

  If the Director sees fit, upon an application made under clause 5.12, the Director may consent to the organisation, playing and conduct of the game the subject of the application, and may approve the rules, procedures and equipment for the operation and playing of the game.

5.14 Placement of facilities

  The Operator shall not vary the placement of the count rooms, cages or other associated facilities within an approved gaming area in a manner which interferes with or is in any way prejudicial to the ability of the Director to monitor the area through any security or surveillance system operated in respect of that area.

5.15 Disputed gaming wins

  (a)
  Any dispute between the Operator and a patron as to the validity or otherwise of a gaming win shall be referred to the Director for resolution. The Director's decision shall be final, and for the purposes of clause 7.2(n) once the Director's decision has been made and notified to the Operator, the validity or otherwise of the gaming win shall be deemed not to be in dispute.

  (b)
  For the purposes of paragraph (a) only, "dispute" means a dispute which has not been resolved to the satisfaction of both the Operator and the patron within 24 hours of arising, or a dispute which has been requested by the patron involved to be referred to the Director. The Operator shall ensure that upon any dispute arising the patron involved shall be informed immediately that the patron has the right to refer the dispute to the Director.

  (c)
  So far as reasonably practicable the Operator shall ensure that the provisions of paragraphs (a) and (b) are incorporated in its contracts with all patrons, to the intent that those provisions bind the patrons to the same extent as the Operator.

6.  CASINO LICENCE

6.1 Amendment of licence

  The Minister shall forthwith under subsection 18(1A) of the Control Act amend the licence to accord with this agreement. Without limiting that provision, the terms and conditions of the licence on and from the effective date shall be the terms and conditions of this agreement.

6.2 No internet gaming business

  For the removal of doubt, the licence is not a licence to conduct an internet gaming business.

6.3 Other permits

  Nothing in this agreement or the licence relieves the Operator from the requirement to obtain and maintain any other permit or licence required by law for the operation of its business, other than a permit referred to in clause 9.2.

6.4 Licence term

  The licence shall continue in force until 30 June 2015 unless surrendered or cancelled in accordance with the Control Act.

6.5 Exclusivity

  Subject to clause 6.6, during the licence term the Minister shall not without the consent of the Operator, which consent may be granted or withheld by the Operator in its absolute discretion, cause or suffer or permit any person, firm, association, authority or entity other than the Operator to be granted a casino licence applicable to the Northern Division or otherwise legally to organise and run approved games, other than gaming machines (as that term is defined in the Gaming Machine Act), in the Northern Division.

6.6 Extent of exclusivity—specific limitations

  For the removal of doubt, clause 6.5—

  (a)
  does not give exclusivity in relation to the organisation and running of approved games conducted in any internet gaming business authorised by another licence granted to any person before or after the effective date;

  (b)
  does not give the Operator any exclusivity in respect of keno in any area other than the Northern Division, despite any approval or permit given to the Operator in respect of NT keno; and

  (c)
  gives the Operator exclusivity in respect of two-up in the Northern Division except to the extent that it may be played lawfully under subsection 54(4) of the Control Act.

6.7 Extent of exclusivity

  The exclusivity under clause 6.5 ceases to apply if, at any time after 30 June 2005, it is inconsistent with competition law to the extent of the inconsistency.

6.8 Minister's undertaking

  The Minister undertakes that, subject to the Territory's obligations under competition law, the Territory will use its best endeavours to maintain exclusivity arrangements for casino licences and to preserve the Operator's exclusivity under this agreement.

6.9 Minister may require compliance with national arrangements or competition law

  If at any time during the licence term but after 30 June 2005 a national arrangement or competition law results or would result directly or indirectly in any aspect of the conduct of the Operator's business under the licence, or any term or condition of this agreement which relates to that business, being or becoming unlawful or contrary to the national arrangement or to competition law, the Minister may by notice in writing to the Operator:

  (a)
  require the Operator forthwith to discontinue that aspect of its business, or to change the conduct of its business; or

  (b)
  require the Operator to enter into a further agreement with the Minister to amend this agreement;

  so that it is not unlawful or contrary to the national arrangement or competition law, and the Operator must comply with the notice. For the purposes of this clause 6.9, the Operator's business does not include the operation of NT keno.

6.10 Impact of clauses 6.7 and 6.9

  If the operation of clause 6.7 or the giving of a notice under clause 6.9 has a material adverse impact on casino profitability the Minister will at the request of the Operator act reasonably to determine if the rates of casino tax under clause 8.1 should be reduced, and will have regard to:

  (a)
  the situation in the other States and Territory of Australia where similar issues to the impact of clause 6.7 or the giving of the Minister's notice have occurred;

  (b)
  the casino's position relative to that of those other States and Territory and any ways in which the casino's position is different; and

  (c)
  the Operator's capacity to pay the casino tax imposed under clause 8.1, as a result of the impact of clause 6.7 or the giving of the Minister's notice.

  The Operator will, before requesting the Minister to act under this clause 6.10:

  (d)
  take steps to mitigate its loss, and the Operator acknowledges that the Minister expects the mitigating steps to include commercially reasonable initiatives to enhance the casino business in accordance with the provisions of clauses 5.1 and 5.2; and

  (e)
  provide information to the Minister about the Operator's capacity to pay the casino tax under clause 8.1 and about casino profitability.

7.  CANCELLATION, SUSPENSION AND VARIATION OF LICENCE AND ENFORCEMENT OF SECURITIES

7.1 No compensation

  No compensation or damages shall be payable by the Territory, the Minister or any government or regulatory authority if:

  (a)
  the licence is cancelled, suspended or varied by the Minister under the Control Act by reason of the Operator being in default under this agreement;

  (b)
  any condition of this agreement and the licence, including without limitation clause 6.9 and clause 9.5, operates at any time to restrict or diminish the extent of the Operator's business; or

  (c)
  the exclusivity under clause 6.5 ceases to apply in accordance with clause 6.7.

  The provisions of this clause 7.1 do not affect the obligations of the Minister under clauses 6.8 and 6.10.

7.2 Further conditions

  Without limiting the power of the Minister to cancel, suspend or vary the licence under section 20 of the Control Act, this agreement may be terminated by notice in writing from the Minister to the Operator if:

  (a)
  an event of default occurs, and the Operator fails to comply with a notice under clause 7.3;

  (b)
  an order is made for the winding up or dissolution without winding up or an effective resolution is passed for the winding up of any of the relevant companies or the Trust unless the winding up or dissolution is for the purposes of reconstruction or amalgamation and the scheme for reconstruction or amalgamation with or without modification has first been approved by the Minister in his absolute discretion;

  (c)
  the name of any of the relevant companies is struck off the Register of Companies pursuant to section 572 of the Corporations Law or any corresponding legislative provision applying to that relevant company;

  (d)
  a receiver is appointed of the assets or undertaking or any part thereof of any of the relevant companies or of the Trust or the holder of any encumbrance takes possession of such assets or undertaking or any part thereof;

  (e)
  any distress or execution is levied or enforced by or with the authority of an order or decision of a court in any jurisdiction upon or against any of the assets or property of any of the relevant companies or of the Trust in respect of an amount greater than $125,000 and is not stayed or discharged within 21 days. The amount of $125,000 shall, during the term of this agreement, be increased in direct proportion to increases from time to time in the Consumer Price Index (All Groups) for the City of Darwin as determined by the Australian Bureau of Statistics after the date of the former agreement;

  (f)
  any of the relevant companies enters into any arrangement or composition with its creditors generally;

  (g)
  any of the relevant companies is placed under official management or causes a meeting of its creditors to be summoned for the purpose of placing it under official management;

  (h)
  any governmental registration, licence, authorisation, consent or approval necessary to enable any of the relevant companies to comply with any of its obligations under this agreement is revoked, withdrawn, withheld, terminated, cancelled or modified by reason of the failure of any of the relevant companies to comply with this agreement or any applicable laws, so as to prevent performance of its obligations under this agreement in a material respect;

  (i)
  any of the relevant companies is convicted of any indictable offence or offence under any law relating to gaming and wagering which in the reasonable opinion of the Minister is of such a serious nature as to jeopardise the good standing of any of the casino operations;

  (j)
  any of the respective directors of any of the relevant companies or a manager or person approved pursuant to clause 5.4 is convicted of any indictable offence or offence under any law relating to gaming and wagering which in the reasonable opinion of the Minister renders him unfit to be engaged in or to manage the business of a casino or which may jeopardise the good standing of any of the casino operations and is not immediately removed from his office or position upon such factor or event being drawn to the attention of the Operator by the Minister;

  (k)
  a manager, chief operating officer, director of security and surveillance or person approved pursuant to clause 5.4 commits an act of bankruptcy or is declared bankrupt or his estate is dealt with for the benefit of creditors or he becomes of unsound mind (or in the reasonable opinion of the Minister) physically or mentally unfit to manage a casino and is not immediately removed from his office or position upon such fact or event being drawn to the attention of the Operator by the Minister;

  (l)
  a non-restricted gaming licence held by MGM MIRAGE or any of its subsidiaries under the Gaming Control Act of Nevada is suspended terminated or cancelled;

  (m)
  any event occurs which, under the law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events specified in this clause;

  (n)
  the Operator fails to pay forthwith to any patron of the Casino any gaming win by that patron the validity of which is not in dispute;

  (o)
  a casino licence is granted to a mortgagee pursuant to clause 7.6: or

  (p)
  the licence is cancelled or surrendered.

7.3 Notice before termination

  The Minister will not terminate this agreement until he has first given a notice to the Operator specifying the event of default and requiring the Operator, within a reasonable period as specified in the notice, being not less than 14 days, to either:

  (a)
  remedy the default; or

  (b)
  in the case of a non-material event of default which is not capable of being remedied, pay to the Territory an amount acceptable to the Minister in the exercise of reasonable judgment by way of compensation for the default;

  and the Operator has failed within the time specified in the notice, or such further time as the Minister may agree, to comply with the notice. For the interpretation of this clause, an event of default is non-material if and only if it does not involve:

  (c)
  a failure to pay casino tax;

  (d)
  a failure to pay any other amount of money, including without limitation compensation under paragraph 7.3(b);

  (e)
  a breach of clause 5.1 or clause 5.2; or

  (f)
  a matter of probity, security or surveillance.

7.4 Notice to Mortgagee

  If the Minister proposes to cancel the licence and the Operator has mortgaged the licence and/or its rights and benefits under this agreement ("the mortgaged property"), the Minister agrees not to cancel the licence unless:

  (a)
  the Minister has given notice in writing to the mortgagee stating that he has become entitled to cancel the licence and stating the reason or reasons he has become so entitled;

  (b)
  a period of 14 days has elapsed following the giving of that notice;

  (c)
  the mortgagee has not within that period of 14 days by notice in writing to the Minister agreed and undertaken to rectify the defaults or matters by reasons of which the Minister has become so entitled;

  (d)
  if the mortgagee has agreed and undertaken to rectify the defaults or matters by reason of which the Minister has become entitled to cancel the licence, the mortgagee has not within a further period of 14 days after that period of 14 days (or such longer period as may be allowed by the Minister) rectified the defaults or other matters by reason of which the Minister has become so entitled; and

  (e)
  the mortgagee has not (if the Minister so directs by notice in writing to the mortgagee) appointed a receiver and manager or receivers and managers of the mortgaged property (but this paragraph (e) shall not if the mortgagee has on a previous occasion appointed a receiver and manager or receivers and managers whose appointment has not been terminated).

  This clause 7.4 shall not apply if on more than one previous occasion in any period of 3 years after the Operator has mortgaged the licence and/or its rights and benefits under this agreement the Minister has become entitled to cancel the licence.

7.5 Appointment of Receivers and Managers

  If the mortgagee wishes to enforce its security in respect of the mortgaged property by appointing a receiver and manager or receivers and managers that mortgagee shall by notice in writing to the Minister request the Minister to nominate at least 4 persons who are qualified under the

  Corporations Law to act as receivers and managers and each of whom would be acceptable to the Minister as a receiver and manager of the mortgage property. The Minister may, within 14 days of receiving notice from the mortgagee making that request, nominate at least 4 persons by notice in writing to the mortgagee. If the Minister makes a nomination in accordance with the foregoing, no person shall be appointed as receiver and manager other than a person so nominated.

7.6 Application by Mortgagee

  If any mortgagee wishes to enforce its security in respect of the mortgaged property by taking possession itself and not by appointing a receiver and manager or receivers and managers the mortgagee may, upon becoming entitled to enforce its security in respect of the mortgage property, make application to the Minister under the Control Act for the grant of a casino licence in respect of the casino. Upon such application the Minister shall grant a casino licence in respect of the casino subject to any reasonable conditions imposed by the Minister, and upon the grant of such casino licence to the applicant, the Minister shall terminate the licence held by the Operator.

7.7 Operator's obligation to notify events of default

  The Operator must immediately give notice to the Director if it becomes aware that an event of default or any other event listed in clause 7.2 has occurred.

8.  CASINO TAX

8.1 Casino tax rates

  For the period from the effective date until 30 June 2015, the Operator shall pay casino tax calculated using the tax rates, expressed as percentages of gross profit derived from gaming on categories of casino games as set out in clause 8.2, but subject to clauses 8.3, 8.4, 8.5, 8.8 and 8.9.

8.2 Schedules of tax rates

  The tax rates until 30 June 2015 are:

  (a)
  from the effective date to 30 June 2001:

Category	Tax rate on gross profit
Poker machines	20%
Table games	12%
In-house keno	12%
  (b)
  from 1 July 2001 to 30 June 2005:

Category	Tax rate on gross profit
Poker machines	22.5%
Table games	12%
In-house keno	12%
  (c)
  from 1 July 2005 to 30 June 2015, but subject to clause 8.3 for the period from 1 July 2010 to 30 June 2015:

Category	Tax rate on gross profit
Poker machines	20%
Table games	12%
In-house keno	12%

8.3 Casino tax revision for the period 1 July 2010 to 30 June 2015

  Subject to clause 8.4, the Minister is entitled to revise the tax rates in clause 8.2(c) and determine that other tax rates will apply for the period from 1 July 2010 until 30 June 2015. The Minister will conduct the revision and make his determination during the period 1 July 2010 to 31 August 2010, and according to the following principles:

  (a)
  the overall average rate of tax set on casino games will not be greater than the rate which the Minister, acting reasonably, believes to be 2 percentage points below the average rate of tax then currently applying to interstate casinos of most similar size and scope in Australia;

  (b)
  in determining the average rate of tax applying to such casinos in Australia, the Minister will:

  (i)
  include consideration of all payments made to government by such casinos in Australia such as licence fees or premiums, and will consider, if appropriate, the term over which those payments are made and whether and to what extent any allowance should be made for amortisation, and

  (ii)
  have regard to variations in game mix;

  (c)
  the Minister will have regard to:

  (i)
  whether and to what extent the Operator has complied with the principles and requirements in clauses 5.1 and 5.2,

  (ii)
  the then current rate of GST,

  (iii)
  the then current rates of gaming taxes applicable around Australia,

  (iv)
  the proportion of player loss on approved games to total player loss at the casino throughout the licence term, and

  (v)
  such other material issues as the Minister, acting reasonably, considers necessary or proper to be taken into account.

8.4   No casino tax revision where forward projections are met

  The Minister is not entitled to make a determination under clause 8.3 where the aggregated actual gross profit is equal to or exceeds the aggregated projected gross profit, both terms being defined and calculated as follows:

  (a)
  aggregated actual gross profit means gross profit in relation to table games, poker machines and in-house keno, aggregated for the years ending 31 December 2001 to 31 December 2009 both inclusive ("the relevant years");

  (b)
  aggregated projected gross profit means the aggregate of the projected gross profit, calculated under this clause 8.4, for each of the relevant years;

  (c)
  the projected gross profit for each of the relevant years is calculated according to the following formula:

Projected gross profit year X		=	projected gross profit year (X-1) + (projected gross profit year (X-1) × real per capita growth year X);
where:
(i)	real per capita growth year X	=	calendar CPI year X × calendar population growth year X;
(ii)	calendar CPI year X	=
the difference between the Darwin All Groups Consumer Price Index as published by the Australian Bureau of Statistics (Publication No. 6401.0) ("CPI") for the December quarter in year X and the CPI for the December quarter immediately preceding;
(iii)	calendar population growth year X	=
the change in the total population of the Northern Territory for the year X over the year X-1, (as published as a percentage in Australian Demographic Statistics, December Quarter year X (published by the Australian Bureau of Statistics in June year (X+1) publication no. 3101.0));
  (d)
  for the purpose of calculating the projected gross profit for the year ending 31 December 2001, the figure to be used for projected gross profit year (X-1) is $43 million;

  (e)
  for the purpose of the calculations under paragraph 8.4(c), a reference to "year X" is a reference to the number of a year, for example 2001, so that a reference to year (X+1) in that case would be a reference to year 2002, and a reference to year (X-1) would be a reference to year 2000;

  (f)
  an example of the operation of paragraph 8.4(c) is contained in the schedule to this agreement.

  The Minister will, at the request of the Operator, provide the calculations of projected gross profit for a relevant year, within a reasonable time after the information is available to make that calculation.

8.5   Implementing new casino tax rates

  If the Minister makes a determination under clause 8.3, the revised casino tax rates as so determined will apply as from 1 July 2010 (regardless of the date of the determination). The Minister will give written notice to the Operator:

  (a)
  specifying the casino tax rates under the determination and the date or respective dates on which the Operator is to commence payment at the revised rates, being a date or dates not earlier than 90 days after the date of the notice, and

  (b)
  requiring the Operator to enter into and execute, and cause any other parties to this agreement at the relevant time to enter into and execute, a variation of this agreement to accord with the Minister's determination, within the time referred to in paragraph (a).

  The Operator will commence paying casino tax at the revised tax rates at the commencement of the first calendar month after the expiration of 90 days from the date of the Minister's notice under this clause 8.5. The Operator will make an adjustment in respect of casino tax payable at the revised rates for the period from 1 July 2010 until it commences paying the revised tax rates, in the month in which it provides to the Minister a statement under paragraph 8.13(a) for the month of December 2010.

8.6   Casino tax for NT Keno

  The tax rates for casino tax relating to NT keno are set out in clause 9 of this agreement.

8.7   Amendment of licence

  The Minister will amend the licence under subsection 18(1A) of the Control Act to accord with any variations in the casino tax rates under this agreement from time to time.

8.8   Amount payable for casino tax

  The Minister and the Operator acknowledge that the amount of casino tax calculated in accordance with clauses 8.1 and 9.4 for any period is to be reduced by an amount equal to the global GST amount, as determined under section 126-10 of the GST Act, in respect of the Operator's operations under the licence during that period, provided that the Operator has paid the net amount, as determined under section 126-5 of the GST Act, payable by it by reference to that global GST amount.

8.9   Community machine allowance

  The amount the Operator pays to the Territory on account of casino tax, as contemplated in clause 8.8 ("the Territory amount") in any year or part thereof shall be reduced by an amount equal to 22% of player loss (being the difference between the amount gambled by players and the amount returned to players as winnings) on gaming machines (as that term is defined in the Gaming Machine Act) outside the casino and within the Northern Division ("external machines") during the same period ("the community machine allowance"), subject to the following:

  (a)
  the community machine allowance is to be reduced where the actual number of external machines in operation during the relevant period exceeds 500, and by a factor proportionate to the number of external machines operating on the last day of the relevant period in excess of 500; for example—

  (i)
  if there are 600 external machines, the community machine allowance is 500/600 × 22% of player loss on 600 external machines, and

  (ii)
  if there are 490 external machines, the community machine allowance is 22% of player loss on 490 external machines;

      (b)
      subject to paragraphs 8.9(c) and 8.9(d), if the community machine allowance in any year is greater than the Territory amount for that year, the Territory amount payable for that year shall be nil and the difference between the community machine allowance and the Territory amount for that year shall be carried forward and added to the community machine allowance for the next year for the purposes of calculating the reduction of the Territory amount in the next year;

  (c)
  no community machine allowance will be applicable after 30 June 2005, but any community machine allowance adjustment under paragraph 8.9(b) for the period up to 30 June 2005 will be carried forward after 30 June 2005 until it is extinguished;

  (d)
  if there is any entitlement at the effective date to a community machine allowance under the former agreement in respect of any period before the effective date, the amount of that community machine allowance shall be carried forward and deducted from the Territory amount in accordance with paragraph 8.9(b);

  (e)
  if the licence is surrendered or cancelled, or this agreement is terminated, for any reason and there is at the time of the surrender, cancellation or termination any entitlement to a community machine allowance which has not been extinguished under this clause 8.9, the Territory will pay the amount of that entitlement to the Operator, provided that the Territory is not required to make a payment until the later of six months after the date of surrender, cancellation or termination and the date on which the Territory and Operator agree in writing that all claims between them arising out of this agreement have been resolved;

  (f)
  except as provided in this clause 8.9 all claims in relation to any community machine allowance under the former agreement are extinguished by the termination of the former agreement;

  (g)
  if during the licence term:

  (i)
  the number of external machines permitted in a licensed club exceeds 45 in any case up to 30 June 2005 and thereafter exceeds 55 in any case up to 30 June 2015, or the date of earlier termination of the licence term;

  (ii)
  the number of external machines permitted in a licensed hotel exceeds 10 in any case up to 30 June 2015, or the date of earlier termination of the licence term;

  (iii)
  the number of new club premises with external machines within the casino area exceeds one for each 5% by which the population in the casino area increases over 5845;

      then, unless paragraph 8.9(j) applies, the Territory will give the Operator reasonable compensation, whether in cash, by way of reduction in casino tax rates under clause 8.1, or otherwise as agreed by the parties;

  (h)
  for the purposes of paragraph 8.9(g):

  (i)
  "casino area" means the area within a radius of 1.5 kilometres of the Land;

  (ii)
  "licensed club" means a club holding any licence, permit or other authority necessary to establish an entitlement to apply to have external machines;

  (iii)
  "new club premises" means premises used or proposed to be used as a club, after the effective date and not in existence, or not so used, at the effective date;

  (iv)
  the club premises in existence in the casino area at the effective date are Darwin Bowls and Social Club, Ski Club and RAOB Club, and the Waratah Sports Club premises to be located at Gardens Hill oval are deemed to be in existence; and

  (v)
  increases in population in the casino area at any time are to be determined on the basis of the most recently published Australian Bureau of Statistics CD derived population by 500 metre radii from the Land using MapInfo and Estimated Resident Population as at

      30 June 1999 as published in Australian Bureau of Statistics publication 3235.7 Population by Age and Sex, Northern Territory (updated annually in June);

  (i)
  for the removal of doubt, nothing in paragraph 8.9(g), other than paragraph 8.9(g)(i), relates to the number of external machines installed in any clubs in existence at the effective date, whether or not there are any external machines in that club at the effective date, and whether or not the club is a licensed club at the effective date;

  (j)
  if as a result of the operation of a national arrangement or competition law any matter referred to in paragraph (i), (ii) or (iii) of paragraph 8.9(g) occurs during the licence term so as to have a material adverse impact on casino profitability, the Minister will at the request of the Operator, act reasonably to determine if the casino tax imposed under clause 8.1 should be reduced and will have regard to;

  (i)
  the situation in the other States and Territory of Australia, if applicable, where similar situations have occurred;

  (ii)
  the casino's position relative to that of those other States and Territory and any ways in which the casino's position is different;

  (iii)
  the extent to which the Operator has demonstrated that the matter referred to in paragraph (i), (ii) or (iii) of paragraph 8.9(g), as the case may be, has a material adverse impact on casino profitability; and

  (iv)
  the Operator's capacity to pay the casino tax imposed under clause 8.1 as a result of matters demonstrated under paragraph 8.9(j)(iii);

      the Operator will, before requesting the Minister to act under this paragraph 8.9(j);

    (v)
    take steps to mitigate its loss, and the Operator acknowledges that the Minister expects the mitigating steps to include commercially reasonable initiatives to enhance the casino business in accordance with the provisions of clauses 5.1 and 5.2; and

    (vi)
    provide information to the Minister about the Operator's capacity to pay the casino tax under clause 8.1 and about casino profitability.

8.10   Goods and services tax definitions

  For the purposes of clauses 8.10 and 8.11:

  (a)
  "Act" means the New Tax System (Goods and Services Tax) Act 1999;

  (b)
  "ATO" means the Australian Taxation Office;

  (c)
  "community machine allowance" has the meaning given in clause 8.9;

  (d)
  "determination" means the ATO's Recipient Created Tax Invoice (No.1) 2000 determination under the Act;

  (e)
  "GST" means any tax imposed on supply by or through the Act or any related tax imposition legislation;

  (f)
  "Supplier" means the Operator;

  (g)
  "Recipient" means the Northern Territory of Australia through its agency the Department of Industries and Business;

  (h)
  "RCTI" means Recipient Created Tax Invoice under the determination;

  (i)
  terms used in clauses 8.10 and 8.11 which are defined in the Act have the meanings assigned to them in the Act.

8.11   GST

  (a)
  The Supplier and the Recipient acknowledge that the community machine allowance has been set without including GST.

  (b)
  The Supplier and the Recipient agree that the community machine allowance will be increased by an amount equal to the GST payable on the supply calculated in accordance with the Act and on the value stipulated in the Act in relation to the supply.

  (c)
  The RCTI process established by the parties for the purposes of the determination is:

  (i)
  the relevant supply is the consideration given for the community machine allowance;

  (ii)
  the Supplier and the Recipient are or will be registered for GST when an invoice is issued and the RCTI must show the Supplier's ABN;

  (iii)
  the Supplier and the Recipient must reasonably comply with their obligations under the Act and any rulings or determinations issued by the ATO;

  (iv)
  the Supplier agrees that the Recipient can issue tax invoices in respect of the supplies;

  (v)
  the Supplier will not issue tax invoices in respect of the supplies;

  (vi)
  the Supplier will notify the Recipient if it ceases to be registered for GST;

  (vii)
  the Recipient will notify the Supplier if it ceases to be registered for GST or if it ceases to satisfy any of the requirements of the determination.

  (d)
  The Minister and the Operator acknowledge that the Commonwealth Treasurer has determined for the purposes of Division 81 of the Act that the casino tax is not consideration for a supply and therefore is not subject to GST.

  (e)
  The default tax rate under clause 8.12 is set inclusive of GST and on receipt of monies for the default tax rate the Minster shall provide the Operator with a complying tax invoice.

8.12   Default Tax

  If at any time there has occurred any event of default, or any other event giving rise to a right of termination on the part of the Minister under clause 7.2, which has not been remedied or rectified within 14 days of receipt by the Operator of written notice of the event from the Director, the Operator shall pay tax in addition to the tax otherwise provided for in this agreement at the rate of ten thousand dollars ($10,000) per day or part thereof from the date after the expiration of 14 days as specified in the Director's notice until the event has been remedied or rectified.

8.13 Financial statements

  (a)
  By no later than the tenth business day of each month:

  (i)
  the Operator shall provide to the Minister a statement setting out the gross profit derived from gaming on casino games, showing separately the gross profit from each casino game, in the immediately preceding month; and

  (ii)
  subject to clause 8.8, the Operator shall pay to the Territory on account of the casino tax payable by the Operator in respect of the year in which the immediately preceding month falls an amount equal to the casino tax payable in respect of the period from the commencement of the year in question to the expiration of the immediately preceding month less any amount or amounts already paid during the year in question on account of the casino tax payable in respect of that year.

  (b)
  If, at the date of presentation of any statement under paragraph (a), the amount already paid by the Operator on account of the casino tax payable in respect of the year in question exceeds the casino tax calculated to be so payable in respect of the period from the commencement of that year to the expiration of the immediately preceding month, the excess shall be carried forward and credited against any further payments to be made by the Operator on account of the casino tax payable in respect of that year (but not in respect of any further year);

  (c)
  (i) Within ninety (90) days of the expiration of each year and of the expiration or sooner determination of this agreement, the Operator shall furnish to the Minister a certificate by or on behalf of an independent auditor or firm of auditors appointed by the Operator and approved by the Director of the gross profit derived from gaming in the Casino, showing separately the gross profit from each casino game, in the preceding year or portion thereof and the total casino tax payable in respect thereof, together with a cheque in payment of the balance (if any) of the casino tax so payable. Where the casino tax already paid by the Operator to the Minister in respect of such year, or portion thereof, exceeds the casino tax so certified as payable, the Minister shall forthwith on receipt of such certificate repay to the Operator the amount of such excess;

  (ii)
  Where the Operator fails to furnish to the Minister the certificate referred to in paragraph (i) within the time period specified in that paragraph, the Minister may have that certificate prepared on the Operator's behalf and at the expense of the Operator by an auditor selected by the Minister and the Operator shall promptly furnish to that auditor all books of account and records requested by the auditor for the purpose of preparing that certificate. The Operator shall, upon production to it by the Minister of such certificate, pay to the Minister the balance (if any) of the casino tax payable by the Operator in respect of the period to which that certificate relates.

  The Operator must provide to the Minister within 4 months of the end of each financial year for each relevant company, the audited annual financial statements (including the profit and loss statement and balance sheet and notes to them) of each relevant company.

8.14   Unclaimed Prizes

  By no later than the tenth business day of each month, or such later date as the Director may approve from time to time on the application of the Operator in a particular case, and in the case of keno by such later date as the Director and the Operator agree having regard to the capacity of the technology to produce the relevant information, the Operator shall pay to the Territory all prizes legitimately won but unclaimed by the public during the immediately preceding month.

9.    NT KENO

9.1   Requirement for permit

  The parties acknowledge that the Operator requires a permit under subsection 54(2) of the Control Act to play NT keno at venues outside the casino, and that the Operator currently holds permits issued on various dates prior to the date of this agreement, and expiring on 30 June 2005.

9.2   Extended permit

  If the Operator agrees to cancellation of the permits referred to in clause 9.1, the Minister will grant to the Operator a permit under subsection 54(2) of the Control Act to play NT keno at venues outside the casino for the whole of the licence term.

9.3   Terms and conditions of permits

  The terms and conditions of the permit referred to in clause 9.2 will include the following:

  (a)
  playing of NT keno will be limited to the sale of tickets, and the payment of winnings, in NT keno conducted by the Operator in accordance with this agreement;

  (b)
  NT keno is to be played and conducted in accordance with the approved rules in force under this agreement from time to time in respect of NT keno;

  (c)
  the Operator must obtain the approval of the Director to the terms and conditions of any agreement it enters into with an agent or other person responsible for the conduct of NT keno at each venue outside the casino where NT keno is conducted and the agency operating manual provided by the Operator to each such agent or other person;

  (d)
  amounts received and payments of winnings in respect of NT keno constitute amounts received in respect of gaming and amounts paid out as winnings for the purpose of the definition of "gross profit" in this agreement; and

  (e)
  the Operator must notify the Director forthwith when any venue is added to or removed from the list of venues where NT Keno is played.

9.4   Casino tax for NT keno

  (a)
  The Operator shall pay casino tax calculated at the tax rate of 20 percent of gross profit derived from NT keno, for the period from the effective date until 30 June 2005 and thereafter at the tax rates determined for each succeeding period of 5 years by the Minister. The Minister will not increase the tax rates when making that determination for a 5 year period unless the Territory's average annual tax collections (calculated on the average of five financial years expressed in year 2000 dollars, through reference to the Darwin All Groups Consumer Price Index ("CPI")) from NT keno and similar products:

  (i)
  from financial years 2000/01 to 2004/05; or

  (ii)
  from financial years 2005/06 to 2009/10;

      is lower than $11.9 million (which is expressed in year 2000 dollars).

      Example

Year	Territory Tax Collections from NT keno and similar products ($M)	Darwin All Groups CPI (%)	Tax Collected in Year 2000 dollars
2000/01	12.2	6.3%	11.4
2001/02	11.9	1.6%	11.0
2002/03	12.3	1.4%	11.2
2003/04	12.5	3.4%	10.9
2004/05	12.5	2.5%	10.6
Average	N/A	N/A	11.0
As the average is less than $11.9 million, the Minister could increase NT keno tax rates from 1 July 2005.
  (b)
  The Minister will act reasonably in determining the tax rate for a 5 year period and will consider

  (i)
  submissions made by the Operator; and

  (ii)
  such other material issues as the Minister considers necessary or proper to be taken into account.

  (c)
  The Minister will, at the request of the Operator, provide information in relation to the Territory's annual tax collections from NT keno and similar products for a financial year, and the calculations contemplated by paragraph 9.4(a), within a reasonable time after all the information is available to make the calculations.

9.5   Minister may require compliance with national arrangements or competition law

  If at any time during the term of a permit issued to the Operator under subsection 54(2) of the Control Act a national arrangement or competition law results or would result directly or indirectly in any aspect of the conduct of the Operator's NT keno business under the licence and permit, or any term or condition of this agreement as it relates to NT keno, being or becoming unlawful or contrary to the national arrangement or to competition law, the Minister may by notice in writing to the Operator:

  (a)
  require the Operator forthwith to discontinue that aspect of its NT keno business, or to change the conduct of its NT keno business; or

  (b)
  require the Operator to enter into a further agreement with the Minister to amend this agreement;

  so that it is not unlawful or contrary to the national arrangement or competition law, and the Operator must comply with the notice.

9.6   Inconsistency

    To the extent that there is at any time any inconsistency between the terms of a permit issued to the Operator under subsection 54(2) of the Control Act, and the terms and conditions of this agreement, the latter shall prevail.

10.   COSTS

10.1   Costs generally

  Except to the extent specified in clauses 10.2 and 10.3, each party must bear and is responsible for its own costs in connection with the preparation, execution, completion and carrying into effect of this agreement.

10.2   Stamp duty generally

  The Operator must bear and is responsible for all stamp duty on or in respect of:

  (a)
  this agreement; and

  (b)
  any instrument or transaction contemplated by this agreement.

10.3   Operator to pay costs

  The Operator shall pay the reasonable legal and other costs of the Territory and its instrumentalities of and incidental to the giving of any consents or approvals required or permitted to be given pursuant to or for the purposes of this agreement, and of and incidental to any default action, including any necessary investigation of whether default has occurred, taken under this agreement.

11.   NOTICES

11.1   Giving of Notices

  All notices, demands, consents, elections or other communications (individually and collectively referred to as "a communication") of any nature whatsoever required to be served given or made in terms of or arising out of this agreement:

  (a)
  shall in order to be valid be in writing;

  (b)
  shall be deemed to have been served, given to or made in relation to a party if it is:

  (i)
  left at the address of that party (or, as the case may be, the Director) set out below (or at such other address as may be notified in writing by that party to the other party from time to time):

      Addresses:

        The Operator:

        MGM Grand Darwin
        Level 1
        1 Gilruth Avenue
        DARWIN NT 0800

        Attention: The General Manager
        Fax: + 61 8 8981 7753

        The Minister:

        C/- The Director of Licensing
        Department of Industries and Business
        Enterprise House
        Cnr Knuckey and Woods Streets
        DARWIN NT 0800

        Fax: + 61 8 8999 1888

        The Director:

        The Director of Licensing
        As above

    (ii)
    posted by prepaid post in an envelope addressed to that party at such address; or

    (iii)
    sent by facsimile to the machine situated at such address, the number of which is set out above.

  (c)
  shall be sufficient if:

  (i)
  executed under the common seal of the party giving, serving or making the same; or

  (ii)
  signed on behalf of the party giving, serving or making the same by, or in the case of telex or facsimile, purporting to come from any attorney, director, secretary, agent or other fully authorised officer of such party.

  (d)
  shall:

  (i)
  if sent by prepaid post, be received on the date of actual receipt;

  (ii)
  if delivered by hand, be deemed to be received on the date of delivery;

  (iii)
  if sent by facsimile and a correct and complete transmission report for that transmission is obtained by the sender, upon transmission if transmission takes place on a business days before 4.00pm in the place to which the communication is transmitted and in any other case on the business day next following the day of transmission.

11.2   Duplicates

  (a)
  Duplicates of any notice sent to the Operator shall be sent to MGM MIRAGE addressed as set out below:

    MGM MIRAGE
    3600 Las Vegas Boulevard South
    Las Vegas
    NEVADA USA
    Attention: The President
    Fax: + 1 702 693 7628

12.   GENERAL

12.1   Amendment

  No variation or waiver of, or any consent to any departure by a party from, a provision of this agreement is of any force or effect unless it is confirmed in writing signed by the parties and then that variation, waiver or consent is effective only to the extent for which it is made or given.

12.2   Waiver

  The failure, delay, relaxation or indulgence on the part of any party in exercising any power or right conferred upon that party by this agreement does not operate as a waiver of that power or right, nor does any single exercise of any power or right preclude any other or further exercise of any power of right under this agreement.

12.3   Liability of parties

  If any party to this agreement consists of more than one person then the liability of those persons in all respects under this agreement is a joint liability of all those persons and a separate liability of each of those persons.

12.4   Entire agreement

  This agreement constitutes the sole and entire agreement between the parties and a warranty, representation, guarantee or other term of condition of any nature not contained or recorded on this agreement is of no force or effect.

12.5   Severance

  If any provision of this agreement is invalid and not enforceable in accordance with its terms, other provisions which are self sustaining and capable of separate enforcement with regard to the invalid provision, are and continue to be valid and enforceable in accordance with their terms.

12.6   Counterparts

  This agreement may be executed by any number of counterparts and all of these counterparts taken together with one and the same instrument.

12.7   Attorneys

  Where this agreement is executed on behalf of a party by an attorney, that attorney by executing declares that the attorney has no notice of the revocation of the power of attorney under the authority of which the attorney executes the agreement on behalf of that party.

12.8   Governing law and jurisdiction

  This agreement is governed by, and is to be construed in accordance with, the law of the Northern Territory of Australia and the parties submit to the non-exclusive jurisdiction of the courts of the Northern Territory of Australia and any court hearing appeals from those courts.

12.9   Onus of proof

  In any dispute arising out of or in respect of this agreement or the licence, and without limiting the generality of the foregoing, where any question arises as to whether there has been any event of default, or whether any other event giving rise to a right of termination on the part of the Minister has occurred, the onus of proof shall rest with the Operator.

12.10  Assignment

  At the request of the Operator, the Minister will consent to the assignment of this agreement to a person approved under the Control Act as assignee of the licence.

12.11  Provision of information

  The Operator must provide to the Minister from time to time at his request such information, additional to the information otherwise expressly referred to in this agreement, as the Minister may require in relation to the operation and conduct of the casino and casino games, including without limitation any information segmented by reference to specific casino games and/or player losses on specific casino games.

13.   DISCLOSURE

13.1   General principles

  The Operator acknowledges that in the performance of his duties as a Minister of the Crown the Minister may be obliged to disclose publicly information in relation to the casino and casino operations.

13.2   Representations by the Operator

  If the Operator believes that the disclosure of information of the kind referred to in clause 13.5 will irreparably damage its business, it may make representations to the Minister at the time that the information is provided to the Minister and the Minister undertakes to give good faith consideration to those representations, having regard to his duties and responsibilities as a Minister of the Crown.

13.3   Consultation

  The Minister will consult, or cause consultation to be undertaken, with the Operator, before disclosing information of the kind referred to in clause 13.5.

13.4   Disclosable information

  The Operator consents to the disclosure by the Minister of detailed casino information including the number of machines, table games, disputes, key licences, keno venues and similar matters, casino tax rates and casino tax collections, unclaimed prizes, the amount of the community benefit levy and community machine allowances and casino profitability percentages, through the annual report of the Department of Industries and Business, and to the governments and government agencies and departments of the other States and Territory of Australia and of the Commonwealth and to research groups including but not limited to the Australian Gambling Statistics publication and the Productivity Commission.

13.5   Additional information

  Subject to clauses 13.2 and 13.3 the Operator consents to the disclosure by the Minister, in the manner contemplated in clause 13.4 of any information about the casino and its operations, in addition to the information referred to in that clause, if it is information of the kind released by government agencies and departments in the other States and Territory of Australia or of the Commonwealth in order to facilitate research into problem gambling and to ensure a sound gaming policy is developed in the Territory and throughout Australia.

The Schedule

(Example of calculation of projected gross profit under paragraph 8.4(c)).

Projected gross profit year X = projected gross profit year (X-1) + (projected gross profit year (X-1) × real per capita growth year X)

If by way of example year X = 1999 then

  •
  Real per capita growth 1999 = CPI for 1999 × population growth for 1999

  •
  Projected gross profit year (X-1) = projected gross profit for 1998.

  •
  CPI for 1999 = 0.7% (refer ABS Publication 6401.0, December Quarter 1999)

  •
  Population growth for 1999 = 1.5% (refer ABS Publication 3101.0, December Quarter 1999).

Assuming projected gross profit for 1998 is $40 million then

Projected gross profit 1999 = 40 + (40 × (0.7% × 1.5%))

Projected gross profit 1999 = 40 + (40 × 1.05%)

Projected gross profit 1999 = $40.42 million

IN WITNESS WHEREOF the parties hereto have executed this agreement on the day and year first hereinbefore written.

SIGNED by MICHAEL ANTHONY REED the	)
Treasurer and Minister acting for and on	)
behalf of the Minister for Racing, Gaming	)
and Licensing pursuant to an authorisation	)
under section 46(1)(a) of the	)
Interpretation Act in the presence of	)
/s/ KENNETH BRUCE CLARKE		/s/ MICHAEL ANTHONY REED
Signature of witness
Kenneth Bruce Clarke Name of witness (print)
THE COMMON SEAL of DIAMOND	)
LEISURE PTY LIMITED	)
ACN 009 624 417 was hereunto	)	[Common Seal Stamp]
affixed in accordance with its	)
constitution in the presence of
/s/ JAMES J. MURREN Signature of Director
/s/ DAVE STEINHARDT Director/Secretary
THE COMMON SEAL of MGM GRAND	)
AUSTRALIA PTY LTD	)
ACN 069 214 473 was hereunto	)	[Common Seal Stamp]
affixed in accordance with its	)
constitution in the presence of
/s/ JAMES J. MURREN Signature of Director
/s/ NEVILLE WALKER Director/Secretary

QuickLinks

EXHIBIT 10.1
MINTER ELLISON Lawyers Waterfront Place 1 Eagle Street BRISBANE QLD 4000 DX 102 Brisbane Telephone (07) 3226 6333 Facsimile (07) 3229 1066 NPW 1101575
TABLE OF CONTENTS
CASINO OPERATOR'S AGREEMENT
The Schedule